Segment (Details)	12 Months Ended
Jun. 30, 2025
Segment [Abstract]
Segment description	Segment Reporting, an operating segment is identified as a component of an enterprise that engages in business activities about which separate discrete financial information and operating results is the Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer. The Company operates and manages its business as a single segment – in the research and development of the Company’s product candidates. The Company’s CODM assesses performance for the segment and decides how to allocate resources by regularly reviewing the segment net loss that also is reported as consolidated net loss on the statement of operations and comprehensive loss, after taking into account the Company’s strategic priorities, its cash balance, and its expected use of cash.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer